Exhibit 99.1


Franklin Capital Corporation Completes Acquisition of SurgiCount Medical, Inc.

SANTA MONICA, Calif.--March 2, 2005--Franklin Capital Corporation (AMEX: FKL) announced today that it has completed the previously announced acquisition of SurgiCount Medical, Inc., a developer of patient safety devices featuring The Safety-Sponge(TM) System, which allows for faster and more accurate counting of surgical sponges.

"With the completion of the SurgiCount Medical acquisition," said Milton "Todd" Ault, III, the Chairman and Chief Executive Officer of Franklin Capital, "Franklin Capital has taken another important step in its stated restructuring plan and has firmly positioned Franklin to be a leader in the patient safety sector. We are thrilled to be a pioneer of this new and exciting sector which has a large potential for growth."

As previously announced, Franklin Capital will seek stockholder approval at its upcoming annual meeting of stockholders, currently scheduled for March 29, 2005, to change its name from "Franklin Capital Corporation" to "Patient Safety Technologies, Inc." in order to more accurately reflect and represent Franklin Capital's current and proposed business activities."

For more information on Franklin Capital and SurgiCount Medical, please go to www.franklincapitalcorp.com or www.surgicountmedical.com.

ADDITIONAL INFORMATION

Franklin Capital has filed with the SEC a preliminary proxy statement in connection with its upcoming annual meeting of stockholders. The information contained in the preliminary proxy statement is not complete and may be changed. Franklin Capital's stockholders are advised to read the definitive proxy statement relating to the annual meeting of stockholders of Franklin Capital when it becomes available, as it will contain important information. You may also obtain the documents filed by Franklin Capital with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, Franklin Capital will mail the definitive proxy statement to each stockholder of record on the record date to be established for the upcoming annual meeting of stockholders of Franklin Capital. Copies of the definitive proxy statement will also be available for free by writing to Corporate Secretary, Franklin Capital Corporation, 100 Wilshire Boulevard, Suite 1500, Santa Monica, CA 90401.

Franklin Capital, its directors and its executive officers may be deemed to be participants in the solicitation of proxies in connection with the upcoming annual meeting of stockholders. Information regarding these participants is contained in a filing under Rule 14a-12 of the Securities and Exchange Act of 1934 filed by Franklin Capital Corporation with the SEC on January 3, 2005.

FORWARD-LOOKING STATEMENTS

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act



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of 1934, as amended. These forward-looking statements can generally be identified as such because the context of the statement will include words such as "expects," "should," "believes," "anticipates" or words of similar import. Examples of such statements include, without limitation, the statements made by Milton "Todd" Ault, III and statements relating to Franklin Capital's proposed business activities. Stockholders, potential investors and other readers are cautioned that these forward-looking statements are predictions based only on current information and expectations that are inherently subject to risks and uncertainties that could cause future events or results to differ materially from those set forth or implied by the forward- looking statements. Certain of those risks and uncertainties are discussed in the Franklin Capital's filings with the Securities and Exchange Commission, including Franklin Capital's annual report on Form 10-K and quarterly reports on Form 10-Q. These forward-looking statements are only made as of the date of this press release and Franklin Capital does not undertake any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.



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Contact:
     Franklin Capital Corporation
     Nicolas Soichet, 310-752-1416
     Investor.relations@franklincapitalcorp.com
     www.franklincapitalcorp.com